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                                                                 Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 27, 1997 incorporated by reference in GaSonics International Corporation's Form 10-K for the year ended September 30, 1997.


                                         /s/ Arthur Andersen LLP
                                         Arthur Andersen LLP

San Jose, California
April 14, 1998